--------------------------------------------------------------------------------
MORGAN STANLEY                                                September 23, 2002
Securitized Products Group     [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------



                             COMPUTATIONAL MATERIALS


                                  $353,029,000
                                  APPROXIMATELY



                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2002-NC5




                       MORTGAGE PASS-THROUGH CERTIFICATES







--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                September 23, 2002
Securitized Products Group     [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------




                           APPROXIMATELY $353,029,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-NC5

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER



                             TRANSACTION HIGHLIGHTS
                             ----------------------


------------------------------------------------------------------------------------------------------------
                                                                                              MODIFIED
                                                                           AVG LIFE TO      DURATION TO
OFFERED                                           EXPECTED RATINGS           CALL /            CALL /
CLASSES       DESCRIPTION        BALANCE        (S&P/FITCH/ MOODY'S)        MTY(1)(2)       MTY(1)(2)(3)
------------------------------------------------------------------------------------------------------------
 A-1          Not Offered        458,365,000                          *****Not Offered*****
 A-2            Floater          208,873,000         AAA/AAA/Aaa           2.92 / 3.26      2.78 / 3.05
 M-1            Floater           51,484,000          AA/AA/Aa2            5.36 / 5.91      4.95 / 5.37
 M-2            Floater           39,128,000          A+/A+/A2             5.34 / 5.84      4.82 / 5.18
 M-3            Floater            8,238,000           A/A/A2              5.34 / 5.78      4.74 / 5.05
 B-1            Floater           32,950,000        BBB/BBB/Baa2           5.33 / 5.64      4.71 / 4.92
 B-2            Floater           12,356,000       BBB-/BBB-/Baa3          5.20 / 5.21      4.54 / 4.55
------------------------------------------------------------------------------------------------------------


TABLE (COMNTINUED)

------------------------------------------------------------------------------------------------------------
                 MODIFIED
               DURATION TO                                              INITIAL
OFFERED           CALL /           PAYMENT WINDOW TO CALL /         SUBORDINATION
CLASSES        MTY(1)(2)(3)               MTY(1)(2)                     LEVEL            BENCHMARK
------------------------------------------------------------------------------------------------------------
 A-1                                                *****Not Offered*****
 A-2         2.78 / 3.05        11/02 - 11/10 / 11/02 -7/20           19.00%           1 Mo. LIBOR
 M-1         4.95 / 5.37         1/06 - 11/10 / 1/06 - 7/17           12.75%           1 Mo. LIBOR
 M-2         4.82 / 5.18        12/05 - 11/10 / 12/05 - 3/16           8.00%           1 Mo. LIBOR
 M-3         4.74 / 5.05        12/05 - 11/10 / 12/05 - 9/14           7.00%           1 Mo. LIBOR
 B-1         4.71 / 4.92        11/05 - 11/10 / 11/05 - 4/14           3.00%           1 Mo. LIBOR
 B-2         4.54 / 4.55        11/05 - 11/10 / 11/05 - 6/11           1.50%           1 Mo. LIBOR
------------------------------------------------------------------------------------------------------------


Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
-----
        (2)   Based on the pricing prepayment speed.  See details below.

        (3)   Assumes pricing at par for Classes A-2 through B-2.



ISSUER:                            Morgan Stanley Dean Witter Capital I Inc.
                                   Trust 2002-NC5.

DEPOSITOR:                         Morgan Stanley Dean Witter Capital I Inc.

LOAN SELLER:                       NC Capital Corporation

SERVICER:                          The Provident Bank

TRUSTEE:                           [Deutsche Bank National Trust Company]

MANAGERS:                          Morgan Stanley (lead manager); Blaylock &
                                   Partners, L.P. and Williams Capital Partners.

RATING AGENCIES:                   Standard & Poor's, Fitch Ratings and Moody's
                                   Investors Service.

OFFERED CERTIFICATES:              Classes A-2, M-1, M-2, M-3, B-1 and B-2
                                   Certificates.

EXPECTED PRICING DATE:             [September 27, 2002.]




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

EXPECTED CLOSING DATE:             October 29, 2002 through DTC and Euroclear or
                                   Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:                The 25th of each month, or if such day is not
                                   a business day, on the next business day, beginning November 25, 2002.

FINAL SCHEDULED DISTRIBUTION
DATE:                              The Distribution Date occurring in October
                                   2032.

DUE PERIOD:                        For any Distribution Date, the period
                                   commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:           The interest accrual period for the Offered
                                   Certificates with respect to any Distribution
                                   Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                                   Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                    The Trust will consist of two groups of
                                   adjustable and fixed rate sub-prime
                                   residential mortgage loans.

GROUP I MORTGAGE LOANS:            Approximately $565.9 million of Mortgage
                                   Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:           Approximately $257.9 million of Mortgage
                                   Loans that predominantly have original
                                   principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:          o   Fixed Rate Mortgage Loans: CPR starting
                                   at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.
                                   o   ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:                The Offered Certificates are credit enhanced
                                   by:

                                   1)  Net monthly excess cashflow from the
                                       Mortgage Loans,

                                   2)  1.50% overcollateralization (funded
                                       upfront). After the Step-down Date, so
                                       long as a Trigger Event is not in effect, the required overcollateralization will equal 3.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the total principal balance of the Mortgage Loans, and

                                   3)  Subordination of distributions on the
                                       more subordinate classes of certificates
                                       (if applicable) to the required
                                       distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT PERCENTAGE:     For any Distribution Date, the percentage
                                   obtained by dividing (x) the aggregate
                                   Certificate Principal Balance of the
                                   subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                                   Distribution Amount for such Distribution
                                   Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

STEP-DOWN DATE:                    The later to occur of:

                                   (x) The earlier of:
                                       (a)  the Distribution Date occurring in
                                            November 2005; and
                                       (b)  the Distribution Date on which the
                                            aggregate balance of the Class A
                                            Certificates is reduced to zero; and

                                   (y) the first Distribution Date on which the Senior Enhancement Percentage
                                        (calculated for this purpose only after
                                        taking into account payments of
                                        principal on the Mortgage Loans on the
                                        last day of the related Due Period but
                                        prior to principal distributions to the
                                        certificates on the applicable
                                        Distribution Date) is greater than or
                                        equal to approximately 38.00%

TRIGGER EVENT:                     A Trigger Event is in effect on any
                                   Distribution Date if (i) on that Distribution
                                   Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior
                                   Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60
                                   Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION PERCENTAGE:  Class A:        19.00%
                                   Class M-1:      12.75%
                                   Class M-2:       8.00%
                                   Class M-3:       7.00%
                                   Class B-1:       3.00%
                                   Class B-2:       1.50%

OPTIONAL CLEAN-UP CALL:            When the current aggregate principal balance
                                   of the Mortgage Loans is less than or equal to 10% of the total principal balance of the Mortgage Loans as of the Cut-off Date.

STEP-UP COUPONS:                   For all Offered Certificates the coupon will
                                   increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH RATE:       The Class A-1 Certificates will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([
                                   ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and
                                   (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE:       The Class A-2 Certificates will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([
                                   ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and
                                   (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE:       The Class M-1 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE:       The Class M-2 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH RATE:       The Class M-3 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE:       The Class B-1 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

CLASS B-2 PASS-THROUGH RATE:       The Class B-2 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP:                           As to any Distribution Date a per annum
                                   rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP I CAP:                  As to any Distribution Date, a per annum rate
                                   equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP II CAP:                 As to any Distribution Date, a per annum rate
                                   equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

CLASS A-1 BASIS RISK CARRY         As to any Distribution Date, the supplemental
FORWARD AMOUNT:                    interest amount for the Class A-1
                                   Certificates will equal the sum of:

                                   (i)   the excess, if any, of interest that
                                         would otherwise be due on such
                                         Certificates at the Class A-1
                                         Pass-Through Rate (without regard to
                                         the Loan Group I Cap or WAC Cap) over
                                         interest due such Certificates at a
                                         rate equal to the lesser of the Loan
                                         Group I Cap or WAC Cap;

                                   (ii)  any Class A-1 Basis Risk Carry Forward
                                         Amount remaining unpaid from prior
                                         Distribution Dates; and

                                   (iii) interest on the amount in clause (ii)
                                         at the related Class A-1 Pass-Through
                                         Rate (without regard to the Loan Group
                                         I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY         As to any Distribution Date, the supplemental
FORWARD AMOUNT:                    interest amount for the Class A-2
                                   Certificates will equal the sum of:

                                   (i)   the excess, if any, of interest that
                                         would otherwise be due on such
                                         Certificates at the Class A-2
                                         Pass-Through Rate (without regard to
                                         the Loan Group II Cap or WAC Cap) over
                                         interest due such Certificates at a
                                         rate equal to the lesser of the Loan
                                         Group II Cap or WAC Cap;

                                   (ii)  any Class A-2 Basis Risk Carry Forward
                                         Amount remaining unpaid from prior
                                         Distribution Dates; and

                                   (iii) interest on the amount in clause (ii)
                                         at the related Class A-2 Pass-Through
                                         Rate (without regard to the Loan Group
                                         II Cap or WAC Cap).

CLASS M-1, M-2, M-3, B-1 AND B-2   As to any Distribution Date, the supplemental
BASIS RISK CARRY FORWARD           interest amount for each of the Class M-1,
AMOUNTS:                           M-2, M-3, B-1 and B-2 Certificates will equal
                                   the   sum of:

                                   (i)   the excess, if any, of interest that
                                         would otherwise be due on such
                                         Certificates at such Certificates'
                                         applicable Pass-Through Rate (without
                                         regard to the WAC Cap) over interest
                                         due such Certificates at a rate equal
                                         to the WAC Cap;

                                   (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                                   (iii) interest on the amount in clause (ii)
                                         at the Certificates' applicable
                                         Pass-Through Rate (without regard to
                                         the WAC Cap).


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS ON          On each Distribution Date and after payments
OFFERED CERTIFICATES:              of servicing and trustee fees and expenses,
                                   interest distributions from the Interest
                                   Remittance Amount will be allocated as
                                   follows:

                                   (i)   the portion of the Interest Remittance
                                         Amount attributable to the Group I
                                         Mortgage Loans will be allocated
                                         according to the related Accrued
                                         Certificate Interest and any unpaid
                                         interest shortfall amounts for such
                                         class, as applicable, first, to the
                                         Class A-1 Certificates and second, to
                                         the Class A-2 Certificates;

                                   (ii)  the portion of the Interest Remittance
                                         Amount attributable to the Group II
                                         Mortgage Loans will be allocated
                                         according to the related Accrued
                                         Certificate Interest and any unpaid
                                         interest shortfall amounts for such
                                         class, as applicable, first, to the
                                         Class A-2 Certificates and second, to
                                         the Class A-1 Certificates;

                                   (iii) to the Class M-1 Certificates, its
                                         Accrued Certificate Interest; (iv) to
                                         the Class M-2 Certificates, its Accrued
                                         Certificate Interest; (v) to the Class
                                         M-3 Certificates, its Accrued
                                         Certificate Interest; (vi) to the Class
                                         B-1 Certificates, its Accrued
                                         Certificate Interest; and (vii) to the
                                         Class B-2 Certificates, its Accrued
                                         Certificate Interest.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON         On each Distribution Date (a) prior to the
OFFERED CERTIFICATES:              Stepdown Date or (b) on which a Trigger Event
                                   is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                   (i)   to the Class A Certificates, allocated
                                         between the Class A Certificates as
                                         described below, until the Certificate
                                         Principal Balances thereof have been
                                         reduced to zero;

                                   (ii)  to the Class M-1 Certificates, until
                                         the Certificate Principal Balance
                                         thereof have been reduced to zero;

                                   (iii) to the Class M-2 Certificates, until
                                         the Certificate Principal Balance
                                         thereof have
                                         been reduced to zero;

                                   (iv)  to the Class M-3 Certificates, until
                                         the Certificate Principal Balance
                                         thereof have
                                         been reduced to zero;

                                   (v)   to the Class B-1 Certificates, until
                                         the Certificate Principal Balance
                                         thereof have
                                         been reduced to zero; and

                                   (vi)  to the Class B-2 Certificates, until
                                         the Certificate Principal Balance
                                         thereof have been reduced to zero.


                                   On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                   (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                                   (ii)  to the Class M-1 Certificates, the
                                         lesser of the remaining Principal
                                         Distribution Amount and the Class M-1
                                         Principal Distribution Amount, until
                                         the Certificate Principal Balance
                                         thereof have been reduced to zero;

                                   (iii) to the Class M-2 Certificates, the
                                         lesser of the remaining Principal
                                         Distribution Amount and the Class M-2
                                         Principal Distribution Amount, until
                                         the Certificate Principal Balance
                                         thereof have been reduced to zero;

                                   (iv)  to the Class M-3 Certificates, the
                                         lesser of the remaining Principal
                                         Distribution Amount and the Class M-3
                                         Principal Distribution Amount, until
                                         the Certificate Principal Balance
                                         thereof have been reduced to zero;

                                   (v)   to the Class B-1 Certificates, the
                                         lesser of the remaining Principal
                                         Distribution Amount and the Class B-1
                                         Principal Distribution Amount, until
                                         the Certificate Principal Balance
                                         thereof have been reduced to zero; and

                                   (vi)  to the Class B-2 Certificates, the
                                         lesser of the remaining Principal
                                         Distribution Amount and the Class B-2
                                         Principal Distribution Amount, until
                                         the Certificate Principal Balance
                                         thereof have been reduced to zero.

                                   All principal distributions to the Class A
                                   Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

ALLOCATION OF NET MONTHLY EXCESS   For any Distribution Date, any Net Monthly
CASHFLOW:                          Excess Cashflow shall be paid as follows:

                                   (i)    to the Class M-1 Certificates, the
                                          unpaid interest shortfall amount;

                                   (ii)   to the Class M-1 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (iii)  to the Class M-2 Certificates, the
                                          unpaid interest shortfall amount;

                                   (iv)   to the Class M-2 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (v)    to the Class M-3 Certificates, the
                                          unpaid interest shortfall amount;

                                   (vi)   to the Class M-3 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (vii)  to the Class B-1 Certificates, the
                                          unpaid interest shortfall amount;

                                   (viii) to the Class B-1 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (ix)  to the Class B-2 Certificates, the
                                         unpaid interest shortfall amount;

                                   (x)    to the Class B-2 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (xi) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                                   (xii)  sequentially, to Classes M-1, M-2,
                                          M-3, B-1 and B-2 Certificates, in such
                                          order, any Basis Risk Carry Forward
                                          Amount for such classes.

INTEREST REMITTANCE AMOUNT:        For any Distribution Date, the portion of
                                   available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:      For any Distribution Date and each class of
                                   Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through
                                   Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors'
                                   Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT:     On any Distribution Date, the sum of (i) the
                                   Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION       On any Distribution Date, the excess of (i)
AMOUNT:                            the aggregate Principal Remittance Amount
                                   over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:       On any Distribution Date, the sum of (i) all
                                   scheduled payments of principal collected or advanced on the Mortgage Loans during the Due
                                   Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior
                                   Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution
                                   Date, and (vi) the principal portion of the termination price if the Optional Clean-Up
                                   Call is exercised.

NET MONTHLY EXCESS CASHFLOW:       For any Distribution Date is the amount of
                                   funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL DISTRIBUTION       For any Distribution Date, the lesser of (i)
AMOUNT:                            the excess of (x) interest collected or
                                   advanced with respect to the Mortgage Loans with due dates in the related Due Period
                                   (less servicing and trustee fees and
                                   expenses), over (y) the sum of interest
                                   payable on the Certificates on such
                                   Distribution Date and (ii) the
                                   overcollateralization deficiency amount for such Distribution Date.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

EXCESS SUBORDINATED AMOUNT:        For any Distribution Date, means the excess,
                                   if any of (i) the overcollateralization and
                                   (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION       For any Distribution Date, the percentage
PERCENTAGE:                        equivalent of a fraction, determined as
                                   follows: (i)in the case of the Class A-1
                                   Certificates the numerator of which is (x) the portion of the Principal Remittance
                                   Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such
                                   Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal
                                   Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such
                                   Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION     For any Distribution Date, an amount equal to
AMOUNT:                            the excess of (x) the aggregate Certificate
                                   Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

CLASS M-1 PRINCIPAL DISTRIBUTION   For any Distribution Date, an amount equal to
AMOUNT:                            the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date) and (ii) the Certificate Principal
                                   Balance of the Class M-1 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

CLASS M-2 PRINCIPAL DISTRIBUTION   For any Distribution Date, an amount equal to
AMOUNT:                            the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date) and (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.00% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

CLASS M-3 PRINCIPAL DISTRIBUTION   For any Distribution Date, an amount equal to
AMOUNT:                            the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date) and (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.00% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL DISTRIBUTION   For any Distribution Date, an amount equal to
AMOUNT:                            the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date), and (v) the Certificate
                                   Principal Balance of the Class B-1
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

CLASS B-2 PRINCIPAL DISTRIBUTION   For any Distribution Date, an amount equal to
AMOUNT:                            the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date), (v) the Certificate
                                   Principal Balance of the Class B-1
                                   Certificates (after taking into account the payment of the Class B-1 Principal
                                   Distribution Amount on such Distribution
                                   Date) and (vi) the Certificate Principal
                                   Balance of the Class B-2 Certificates
                                   immediately prior to such Distribution Date and over (y) the lesser of (A) the product of
                                   (i) approximately 97.00% and (ii) the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related Due
                                   Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related Due
                                   Period over $4,118,754.

TRUST TAX STATUS:                  REMIC.

ERISA ELIGIBILITY:                 Subject to the considerations in the
                                   Prospectus, all Offered Certificates are
                                   ERISA eligible.

SMMEA ELIGIBILITY:                 It is anticipated that the Class A-2 and
                                   Class M-1 Certificates will be SMMEA
                                   eligible.

PROSPECTUS:                        The Class A-2, Class M-1, Class M-2, Class
                                   M-3, Class B-1 and Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                                   (together, the "Prospectus"). Complete
                                   information with respect to the Offered
                                   Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                   Certificates may not be consummated unless the purchaser has received the Prospectus.

                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                   FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                   BE CONSIDERED IN CONNECTION WITH AN
                                   INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


              DATES                    PPC 0%              PPC 75%             PPC 100%             PPC 125%             PPC 150%
------------------------------------------------------------------------------------------------------------------------------------
               Initial                  100                  100                  100                  100                  100
          October 2003                   99                   81                   75                   69                   63
          October 2004                   98                   62                   51                   41                   32
          October 2005                   97                   46                   32                   21                   12
          October 2006                   95                   35                   27                   20                   12
          October 2007                   94                   29                   21                   15                   10
          October 2008                   92                   24                   16                   11                    7
          October 2009                   91                   19                   12                    8                    5
          October 2010                   89                   16                    9                    6                    4
          October 2011                   87                   13                    7                    4                    3
          October 2012                   85                   10                    6                    3                    2
          October 2013                   82                    8                    4                    3                    0
          October 2014                   79                    7                    4                    2                    0
          October 2015                   76                    6                    3                    1                    0
          October 2016                   73                    5                    2                    0                    0
          October 2017                   70                    4                    2                    0                    0
          October 2018                   66                    3                    1                    0                    0
          October 2019                   62                    3                    0                    0                    0
          October 2020                   57                    2                    0                    0                    0
          October 2021                   52                    2                    0                    0                    0
          October 2022                   47                    1                    0                    0                    0
          October 2023                   41                    1                    0                    0                    0
          October 2024                   35                    0                    0                    0                    0
          October 2025                   31                    0                    0                    0                    0
          October 2026                   26                    0                    0                    0                    0
          October 2027                   22                    0                    0                    0                    0
          October 2028                   17                    0                    0                    0                    0
          October 2029                   11                    0                    0                    0                    0
          October 2030                    6                    0                    0                    0                    0
          October 2031                    2                    0                    0                    0                    0
          October 2032                    0                    0                    0                    0                    0
Average Life to                       18.34                 4.28                 3.26                 2.56                 2.02
Maturity (years)
Average Life to Call                  18.32                 3.88                 2.92                 2.27                 1.75
(1) (years)

(1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


              DATES                    PPC 0%              PPC 75%             PPC 100%             PPC 125%             PPC 150%
------------------------------------------------------------------------------------------------------------------------------------
               Initial                  100                  100                 100                  100                  100
          October 2003                  100                  100                 100                  100                  100
          October 2004                  100                  100                 100                  100                  100
          October 2005                  100                  100                 100                  100                  100
          October 2006                  100                   88                  65                   47                   81
          October 2007                  100                   71                  48                   32                   21
          October 2008                  100                   57                  36                   22                   13
          October 2009                  100                   46                  27                   15                    8
          October 2010                  100                   37                  20                   10                    5
          October 2011                  100                   30                  15                    7                    2
          October 2012                  100                   24                  11                    5                    0
          October 2013                  100                   19                   8                    2                    0
          October 2014                  100                   15                   6                    0                    0
          October 2015                  100                   12                   4                    0                    0
          October 2016                  100                   10                   2                    0                    0
          October 2017                  100                    8                   0                    0                    0
          October 2018                  100                    6                   0                    0                    0
          October 2019                  100                    5                   0                    0                    0
          October 2020                  100                    3                   0                    0                    0
          October 2021                  100                    0                   0                    0                    0
          October 2022                  100                    0                   0                    0                    0
          October 2023                  100                    0                   0                    0                    0
          October 2024                  100                    0                   0                    0                    0
          October 2025                   89                    0                   0                    0                    0
          October 2026                   78                    0                   0                    0                    0
          October 2027                   65                    0                   0                    0                    0
          October 2028                   52                    0                   0                    0                    0
          October 2029                   39                    0                   0                    0                    0
          October 2030                   25                    0                   0                    0                    0
          October 2031                   11                    0                   0                    0                    0
          October 2032                    0                    0                   0                    0                    0
  Average Life to                     26.11                 7.82                5.91                 5.02                 4.82
  Maturity (years)
  Average Life to                     25.95                 7.11                5.36                 4.58                 4.45
  Call (1) (years)

 (1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


              DATES                    PPC 0%              PPC 75%             PPC 100%             PPC 125%             PPC 150%
------------------------------------------------------------------------------------------------------------------------------------
               Initial                  100                  100                  100                  100                  100
          October 2003                  100                  100                  100                  100                  100
          October 2004                  100                  100                  100                  100                  100
          October 2005                  100                  100                  100                  100                  100
          October 2006                  100                   88                   65                   47                   33
          October 2007                  100                   71                   48                   32                   21
          October 2008                  100                   57                   36                   22                   13
          October 2009                  100                   46                   27                   15                    8
          October 2010                  100                   37                   20                   10                    3
          October 2011                  100                   30                   15                    7                    0
          October 2012                  100                   24                   11                    2                    0
          October 2013                  100                   19                    8                    0                    0
          October 2014                  100                   15                    6                    0                    0
          October 2015                  100                   12                    1                    0                    0
          October 2016                  100                   10                    0                    0                    0
          October 2017                  100                    8                    0                    0                    0
          October 2018                  100                    5                    0                    0                    0
          October 2019                  100                    2                    0                    0                    0
          October 2020                  100                    0                    0                    0                    0
          October 2021                  100                    0                    0                    0                    0
          October 2022                  100                    0                    0                    0                    0
          October 2023                  100                    0                    0                    0                    0
          October 2024                  100                    0                    0                    0                    0
          October 2025                   89                    0                    0                    0                    0
          October 2026                   78                    0                    0                    0                    0
          October 2027                   65                    0                    0                    0                    0
          October 2028                   52                    0                    0                    0                    0
          October 2029                   39                    0                    0                    0                    0
          October 2030                   25                    0                    0                    0                    0
          October 2031                   11                    0                    0                    0                    0
          October 2032                    0                    0                    0                    0                    0
  Average Life to                     26.10                 7.76                 5.84                 4.84                 4.37
  Maturity (years)
  Average Life to                     25.95                 7.11                 5.34                 4.45                 4.04
  Call (1) (years)

(1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


              DATES                    PPC 0%              PPC 75%             PPC 100%             PPC 125%             PPC 150%
------------------------------------------------------------------------------------------------------------------------------------
               Initial                  100                  100                  100                  100                  100
          October 2003                  100                  100                  100                  100                  100
          October 2004                  100                  100                  100                  100                  100
          October 2005                  100                  100                  100                  100                  100
          October 2006                  100                   88                   65                   47                   33
          October 2007                  100                   71                   48                   32                   21
          October 2008                  100                   57                   36                   22                   13
          October 2009                  100                   46                   27                   15                    8
          October 2010                  100                   37                   20                   10                    0
          October 2011                  100                   30                   15                    7                    0
          October 2012                  100                   24                   11                    0                    0
          October 2013                  100                   19                    8                    0                    0
          October 2014                  100                   15                    0                    0                    0
          October 2015                  100                   12                    0                    0                    0
          October 2016                  100                   10                    0                    0                    0
          October 2017                  100                    8                    0                    0                    0
          October 2018                  100                    0                    0                    0                    0
          October 2019                  100                    0                    0                    0                    0
          October 2020                  100                    0                    0                    0                    0
          October 2021                  100                    0                    0                    0                    0
          October 2022                  100                    0                    0                    0                    0
          October 2023                  100                    0                    0                    0                    0
          October 2024                  100                    0                    0                    0                    0
          October 2025                   89                    0                    0                    0                    0
          October 2026                   78                    0                    0                    0                    0
          October 2027                   65                    0                    0                    0                    0
          October 2028                   52                    0                    0                    0                    0
          October 2029                   39                    0                    0                    0                    0
          October 2030                   25                    0                    0                    0                    0
          October 2031                   11                    0                    0                    0                    0
          October 2032                    0                    0                    0                    0                    0
  Average Life to                     26.09                 7.68                 5.78                 4.74                 4.21
  Maturity (years)
  Average Life to                     25.95                 7.11                 5.34                 4.39                 3.92
  Call (1) (years)

(1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

              DATES                    PPC 0%              PPC 75%             PPC 100%             PPC 125%             PPC 150%
------------------------------------------------------------------------------------------------------------------------------------
               Initial                  100                  100                  100                  100                  100
          October 2003                  100                  100                  100                  100                  100
          October 2004                  100                  100                  100                  100                  100
          October 2005                  100                  100                  100                  100                  100
          October 2006                  100                   88                   65                   47                   33
          October 2007                  100                   71                   48                   32                   21
          October 2008                  100                   57                   36                   22                   10
          October 2009                  100                   46                   27                   14                    2
          October 2010                  100                   37                   20                    6                    0
          October 2011                  100                   30                   14                    0                    0
          October 2012                  100                   24                    7                    0                    0
          October 2013                  100                   19                    2                    0                    0
          October 2014                  100                   14                    0                    0                    0
          October 2015                  100                    9                    0                    0                    0
          October 2016                  100                    4                    0                    0                    0
          October 2017                  100                    1                    0                    0                    0
          October 2018                  100                    0                    0                    0                    0
          October 2019                  100                    0                    0                    0                    0
          October 2020                  100                    0                    0                    0                    0
          October 2021                  100                    0                    0                    0                    0
          October 2022                  100                    0                    0                    0                    0
          October 2023                  100                    0                    0                    0                    0
          October 2024                  100                    0                    0                    0                    0
          October 2025                   89                    0                    0                    0                    0
          October 2026                   78                    0                    0                    0                    0
          October 2027                   65                    0                    0                    0                    0
          October 2028                   52                    0                    0                    0                    0
          October 2029                   39                    0                    0                    0                    0
          October 2030                   25                    0                    0                    0                    0
          October 2031                    7                    0                    0                    0                    0
          October 2032                    0                    0                    0                    0                    0
  Average Life to                     26.07                 7.52                 5.64                 4.61                 4.04
  Maturity (years)
  Average Life to                     25.95                 7.11                 5.33                 4.37                 3.84
  Call (1) (years)

(1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


              DATES                    PPC 0%              PPC 75%             PPC 100%             PPC 125%             PPC 150%
------------------------------------------------------------------------------------------------------------------------------------
               Initial                  100                  100                  100                  100                  100
          October 2003                  100                  100                  100                  100                  100
          October 2004                  100                  100                  100                  100                  100
          October 2005                  100                  100                  100                  100                  100
          October 2006                  100                   88                   65                   47                   32
          October 2007                  100                   71                   48                   31                    8
          October 2008                  100                   57                   36                   11                    0
          October 2009                  100                   46                   21                    0                    0
          October 2010                  100                   37                    7                    0                    0
          October 2011                  100                   26                    0                    0                    0
          October 2012                  100                   14                    0                    0                    0
          October 2013                  100                    5                    0                    0                    0
          October 2014                  100                    0                    0                    0                    0
          October 2015                  100                    0                    0                    0                    0
          October 2016                  100                    0                    0                    0                    0
          October 2017                  100                    0                    0                    0                    0
          October 2018                  100                    0                    0                    0                    0
          October 2019                  100                    0                    0                    0                    0
          October 2020                  100                    0                    0                    0                    0
          October 2021                  100                    0                    0                    0                    0
          October 2022                  100                    0                    0                    0                    0
          October 2023                  100                    0                    0                    0                    0
          October 2024                  100                    0                    0                    0                    0
          October 2025                   89                    0                    0                    0                    0
          October 2026                   78                    0                    0                    0                    0
          October 2027                   65                    0                    0                    0                    0
          October 2028                   52                    0                    0                    0                    0
          October 2029                   39                    0                    0                    0                    0
          October 2030                   16                    0                    0                    0                    0
          October 2031                    0                    0                    0                    0                    0
          October 2032                    0                    0                    0                    0                    0
  Average Life to                     25.91                 6.97                 5.21                 4.24                 3.71
  Maturity (years)
  Average Life to                     25.89                 6.94                 5.20                 4.23                 3.69
  Call (1) (years)

(1)      10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD       A-2 CAP (%)     M-1 CAP (%)      M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)
------------------------------------------------------------------------------------------------------
             ACTUAL/360      ACTUAL/360       ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
 0                  -              -               -               -              -               -

 1               8.65           8.69            8.69            8.69           8.69            8.69

 2               7.89           7.89            7.89            7.89           7.89            7.89

 3               7.74           7.69            7.69            7.69           7.69            7.69

 4               7.84           7.76            7.76            7.76           7.76            7.76

 5               8.79           8.66            8.66            8.66           8.66            8.66

 6               7.95           7.82            7.82            7.82           7.82            7.82

 7               8.21           8.08            8.08            8.08           8.08            8.08

 8               7.95           7.82            7.82            7.82           7.82            7.82

 9               8.22           8.08            8.08            8.08           8.08            8.08

10               7.96           7.81            7.81            7.81           7.81            7.81

11               7.97           7.81            7.81            7.81           7.81            7.81

12               8.24           8.07            8.07            8.07           8.07            8.07

13               7.98           7.81            7.81            7.81           7.81            7.81

14               8.25           8.07            8.07            8.07           8.07            8.07

15               7.99           7.81            7.81            7.81           7.81            7.81

16               8.00           7.81            7.81            7.81           7.81            7.81

17               8.56           8.35            8.35            8.35           8.35            8.35

18               8.01           7.81            7.81            7.81           7.81            7.81

19               8.29           8.07            8.07            8.07           8.07            8.07

20               8.03           7.81            7.81            7.81           7.81            7.81

21               8.31           8.07            8.07            8.07           8.07            8.07

22               8.05           7.81            7.81            7.81           7.81            7.81

23               8.83           8.79            8.79            8.79           8.79            8.79

24               9.14           9.08            9.08            9.08           9.08            9.08

25               8.85           8.79            8.79            8.79           8.79            8.79

26               9.16           9.08            9.08            9.08           9.08            9.08

27               8.88           8.79            8.79            8.79           8.79            8.79

28               8.89           8.78            8.78            8.78           8.78            8.78

29              10.72          10.80           10.80           10.80          10.80           10.80

30               9.70           9.75            9.75            9.75           9.75            9.75

31              10.04          10.08           10.08           10.08          10.08           10.08

32               9.73           9.75            9.75            9.75           9.75            9.75

33              10.08          10.08           10.08           10.08          10.08           10.08

34               9.77           9.75            9.75            9.75           9.75            9.75

35              10.60          10.75           10.75           10.75          10.75           10.75

36              10.98          11.10           11.10           11.10          11.10           11.10

37              21.42          10.74           10.74           10.74          10.74           10.74

38              12.38          11.10           11.10           11.10          11.10           11.10

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD       A-2 CAP (%)     M-1 CAP (%)      M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)
------------------------------------------------------------------------------------------------------
             ACTUAL/360      ACTUAL/360       ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360

39              11.93           10.74          10.74           10.74           10.74           10.74

40              11.88           10.74          10.74           10.74           10.74           10.74

41              13.99           12.99          12.99           12.99           12.99           12.99

42              12.63           11.73          11.73           11.73           11.73           11.73

43              13.05           12.12          12.12           12.12           12.12           12.12

44              12.63           11.73          11.73           11.73           11.73           11.73

45              13.05           12.12          12.12           12.12           12.12           12.12

46              12.63           11.73          11.73           11.73           11.73           11.73

47              13.17           12.40          12.40           12.40           12.40           12.40

48              13.61           12.81          12.81           12.81           12.81           12.81

49              13.17           12.40          12.40           12.40           12.40           12.40

50              13.60           12.81          12.81           12.81           12.81           12.81

51              13.16           12.39          12.39           12.39           12.39           12.39

52              13.16           12.39          12.39           12.39           12.39           12.39

53              14.60           13.75          13.75           13.75           13.75           13.75

54              13.19           12.42          12.42           12.42           12.42           12.42

55              13.62           12.83          12.83           12.83           12.83           12.83

56              13.18           12.41          12.41           12.41           12.41           12.41

57              13.62           12.83          12.83           12.83           12.83           12.83

58              13.18           12.41          12.41           12.41           12.41           12.41

59              13.20           12.43          12.43           12.43           12.43           12.43

60              13.64           12.84          12.84           12.84           12.84           12.84

61              13.20           12.43          12.43           12.43           12.43           12.43

62              13.64           12.84          12.84           12.84           12.84           12.84

63              13.19           12.42          12.42           12.42           12.42           12.42

64              13.19           12.42          12.42           12.42           12.42           12.42

65              14.10           13.27          13.27           13.27           13.27           13.27

66              13.19           12.42          12.42           12.42           12.42           12.42

67              13.63           12.83          12.83           12.83           12.83           12.83

68              13.19           12.41          12.41           12.41           12.41           12.41

69              13.63           12.82          12.82           12.82           12.82           12.82

70              13.19           12.41          12.41           12.41           12.41           12.41

71              13.19           12.41          12.41           12.41           12.41           12.41

72              13.63           12.82          12.82           12.82           12.82           12.82

73              13.19           12.40          12.40           12.40           12.40           12.40

74              13.63           12.82          12.82           12.82           12.82           12.82

75              13.19           12.40          12.40           12.40           12.40           12.40

76              13.19           12.40          12.40           12.40           12.40           12.40

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD       A-2 CAP (%)     M-1 CAP (%)      M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)
------------------------------------------------------------------------------------------------------
             ACTUAL/360      ACTUAL/360       ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
77              13.34           13.73          13.73           13.73           13.73           13.73

78              11.87           12.40          12.40           12.40           12.40           12.40

79              12.28           12.81          12.81           12.81           12.81           12.81

80              11.90           12.39          12.39           12.39           12.39           12.39

81              12.31           12.80          12.80           12.80           12.80           12.80

82              11.93           12.39          12.39           12.39           12.39           12.39

83              11.94           12.39          12.39           12.39           12.39           12.39

84              12.36           12.80          12.80           12.80           12.80           12.80

85              11.97           12.38          12.38           12.38           12.38           12.38

86              12.39           12.80          12.80           12.80           12.80           12.80

87              12.01           12.38          12.38           12.38           12.38           12.38

88              12.03           12.38          12.38           12.38           12.38           12.38

89              13.34           13.70          13.70           13.70           13.70           13.70

90              12.06           12.38          12.38           12.38           12.38           12.38

91              12.49           12.79          12.79           12.79           12.79           12.79

92              12.10           12.37          12.37           12.37           12.37           12.37

93              12.53           12.78          12.78           12.78           12.78           12.78

94              12.15           12.37          12.37           12.37           12.37           12.37

95              12.17           12.37          12.37           12.37           12.37           12.37

96              12.60           12.78          12.78           12.78           12.78           12.78

97              12.21           12.37          12.37           12.37           12.37           12.37

98              12.65           12.78          12.78           12.78           12.78           12.78

99              12.26           12.36          12.36           12.36           12.36           12.36

100             12.29           12.36          12.36           12.36           12.36           12.36

101             13.63           13.68          13.68           13.68           13.68           13.68

102             12.34           12.36          12.36           12.36           12.36           12.36

103             12.78           12.77          12.77           12.77           12.77           12.77

104             12.39           12.36          12.36           12.36           12.36           12.36

105             12.84           12.77          12.77           12.77           12.77           12.77

106             12.45           12.35          12.35           12.35           12.35               -

107             12.48           12.35          12.35           12.35           12.35               -

108             12.93           12.76          12.76           12.76           12.76               -

109             12.54           12.35          12.35           12.35           12.35               -

110             13.00           12.76          12.76           12.76           12.76               -

111             12.61           12.35          12.35           12.35           12.35               -

112             12.64           12.34          12.34           12.34           12.34               -

113             13.55           13.19          13.19           13.19           13.19               -

114             12.71           12.34          12.34           12.34           12.34               -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD       A-2 CAP (%)     M-1 CAP (%)      M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)
------------------------------------------------------------------------------------------------------
             ACTUAL/360      ACTUAL/360       ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
115             13.18           12.75          12.75           12.75           12.75               -

116             12.79           12.34          12.34           12.34           12.34               -

117             13.26           12.75          12.75           12.75           12.75               -

118             12.87           12.34          12.34           12.34           12.34               -

119             12.91           12.34          12.34           12.34           12.34               -

120             13.38           12.75          12.75           12.75           12.75               -

121             12.99           12.33          12.33           12.33           12.33               -

122             13.47           12.74          12.74           12.74           12.74               -

123             13.08           12.33          12.33           12.33           12.33               -

124             13.13           12.33          12.33           12.33           12.33               -

125             14.59           13.65          13.65           13.65           13.65               -

126             13.22           12.33          12.33           12.33           12.33               -

127             13.72           12.74          12.74           12.74           12.74               -

128             13.33           12.32          12.32           12.32           12.32               -

129             13.82           12.73          12.73           12.73           12.73               -

130             13.43           12.32          12.32           12.32           12.32               -

131             13.49           12.32          12.32           12.32           12.32               -

132             14.00           12.73          12.73           12.73           12.73               -

133             13.60           12.32          12.32           12.32           12.32               -

134             14.12           12.73          12.73           12.73           12.73               -

135             13.73           12.32          12.32           12.32           12.32               -

136             13.79           12.32          12.32           12.32           12.32               -

137             15.34           13.63          13.63           13.63           13.63               -

138             13.92           12.31          12.31           12.31           12.31               -

139             14.45           12.72          12.72           12.72           12.72               -

140             14.06           12.31          12.31           12.31           12.31               -

141             14.60           12.72          12.72           12.72               -               -

142             14.20           12.31          12.31           12.31               -               -

143             14.28           12.31          12.31           12.31               -               -

144             14.84           12.72          12.72           12.72               -               -

145             14.44           12.31          12.31           12.31               -               -

146             15.00           12.72          12.72           12.72               -               -

147             14.60           12.30          12.30               -               -               -

148             14.69           12.30          12.30               -               -               -

149             16.36           13.62          13.62               -               -               -

150             14.87           12.30          12.30               -               -               -

151             15.46           12.71          12.71               -               -               -

152             15.06           12.30          12.30               -               -               -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD       A-2 CAP (%)     M-1 CAP (%)      M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)
------------------------------------------------------------------------------------------------------
             ACTUAL/360      ACTUAL/360       ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
153             15.66           12.71          12.71               -               -               -

154             15.25           12.30          12.30               -               -               -

155             15.36           12.30          12.30               -               -               -

156             15.98           12.71          12.71               -               -               -

157             15.57           12.30          12.30               -               -               -

158             16.21           12.70          12.70               -               -               -

159             15.80           12.29          12.29               -               -               -

160             15.91           12.29          12.29               -               -               -

161             17.14           13.14          13.14               -               -               -

162             16.16           12.29          12.29               -               -               -

163             16.83           12.70          12.70               -               -               -

164             16.42           12.29          12.29               -               -               -

165             17.10           12.70              -               -               -               -

166             16.69           12.29              -               -               -               -

167             16.83           12.29              -               -               -               -

168             17.54           12.70              -               -               -               -

169             17.12           12.29              -               -               -               -

170             17.85           12.70              -               -               -               -

171             17.43           12.29              -               -               -               -

172             17.59           12.29              -               -               -               -

173             19.66           13.60              -               -               -               -

174             17.93           12.29              -               -               -               -

175             18.71           12.69              -               -               -               -

176             18.28           12.28              -               -               -               -

177             19.08           12.69              -               -               -               -

178             18.65           12.28              -               -               -               -

179             18.85           12.28              -               -               -               -

180             19.68           12.69              -               -               -               -

181             19.30              -               -              -               -              -

182             20.30              -               -              -               -              -

183             20.02              -               -              -               -              -

184             20.41              -               -              -               -              -

185             23.06              -               -              -               -              -

186             21.28              -               -              -               -              -

187             22.48              -               -              -               -              -

188             22.27              -               -              -               -              -

189             23.58              -               -              -               -              -

190             23.40              -               -              -               -              -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD       A-2 CAP (%)     M-1 CAP (%)      M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)
------------------------------------------------------------------------------------------------------
             ACTUAL/360      ACTUAL/360       ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
191             24.04           -                 -              -             -              -

192             25.55           -                 -              -             -              -

193             25.47           -                 -              -             -              -

194             27.16           -                 -              -             -              -

195             27.17           -                 -              -             -              -

196             28.13           -                 -              -             -              -

197             32.27           -                 -              -             -              -

198             30.24           -                 -              -             -              -

199             32.50           -                 -              -             -              -

200             32.80           -                 -              -             -              -

201             35.46           -                 -              -             -              -

202             36.02           -                 -              -             -              -

203             37.96           -                 -              -             -              -

204             41.53           -                 -              -             -              -

205             42.77           -                 -              -             -              -

206             47.32           -                 -              -             -              -

207             49.39           -                 -              -             -              -

208             53.72           -                 -              -             -              -

209             63.11           -                 -              -             -              -

210             65.73           -                 -              -             -              -

211             76.90           -                 -              -             -              -

212             86.11           -                 -              -             -              -

213            106.13           -                 -              -             -              -

214            128.11           -                 -              -             -              -

215            171.83           -                 -              -             -              -

216            273.60           -                 -              -             -              -

217            925.77           -                 -              -             -              -

218                 -           -                 -              -             -              -

219                 -           -                 -              -                            -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------